EXHIBIT 10.6

FORM OF

AMENDMENT NO. 3 TO

CAPITAL SUPPORT AGREEMENT

This Amendment No. 3 (the “Amendment”) to the Capital Support Agreement, is made as of the [    ] day of [                    ] 2009, by and between NORTHERN TRUST CORPORATION (the “Support Provider”) and [                                        ] (the “Trust”), on behalf of its series the [                                        ] (the “Fund”).

WHEREAS, the parties have entered into a Capital Support Agreement (the “Agreement”), dated as of February 21, 2008 and amended the Agreement on July 15, 2008 and September 29, 2008; and

WHEREAS, the parties desire to further amend the Agreement on the terms and subject to the conditions provided herein.

NOW THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

1. Unless otherwise expressly provided herein, capitalized terms shall have the meanings assigned to them in the Agreement.

2. Section 3(c) of the Agreement is hereby deleted in its entirety and replaced as set forth below:

(iii) 5:00 p.m. Eastern Time on November 6, 2009.

IN WITNESS WHEREOF, the parties caused this Amendment No. 3 to the Capital Support Agreement to be executed.

NORTHERN TRUST CORPORATION

By:
Name:	William R. Dodds, Jr.
Title:	Treasurer

ADDRESS FOR NOTICES:
50 S. LaSalle St. Chicago, IL 60603 Attn: William R. Dodds, Jr.

[ ] FOR AND ON BEHALF OF ITS [ ]

By:
Name:	Lloyd A. Wennlund
Title:	President

ADDRESS FOR NOTICES:
50 S. LaSalle St. Chicago, IL 60603 Attn: Lloyd A. Wennlund